                                                                   EXHIBIT 99.11

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May, 2002, by and between LEHMAN BROTHERS BANK, FSB, a federal savings bank (the "Bank" or "Lehman Brothers Bank, FSB"), and GREENPOINT MORTGAGE FUNDING, INC., a New York corporation (the "Interim Servicer"), having an office at 100 Wood Hollow Drive, Novato, California 94945, recites and provides as follows:

                                    RECITALS

         WHEREAS, Centre Capital Group, Inc. ("CCGI") acquired certain first lien, fixed and adjustable rate, conventional mortgage loans on a servicing-retained basis from the Interim Servicer, which mortgage loans were either originated or acquired by the Interim Servicer.

         WHEREAS, such mortgage loans are currently being serviced by the Interim Servicer for CCGI pursuant to a Master Interim Servicing Agreement for Conventional Fixed and Adjustable Rate Residential Mortgage Loans (the "Master Servicing Agreement"), dated as of March 17, 2000 and annexed as Exhibit B hereto, by and between CCGI, as purchaser, and the Interim Servicer, as interim servicer.

         WHEREAS, pursuant to the Master Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2002 (the "Master Mortgage Loan Purchase Agreement"), and annexed as Exhibit C hereto, by and between CCGI, as seller, and the Bank, as purchaser, has purchased or received from CCGI all of CCGI's right, title and interest in and to certain of the mortgage loans currently serviced under the Master Servicing Agreement (hereinafter, the "Mortgage Loans") and assumed for the benefit of the Interim Servicer the obligations of CCGI as owner under such Agreement.

         WHEREAS, the Bank has conveyed certain of the Mortgage Loans, as identified on Exhibit D hereto (the "Serviced Mortgage Loans"), to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to LaSalle Bank National Association (the "Trustee"), pursuant to a trust agreement dated as of May 1, 2002 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Bank desires that the Interim Servicer continue to service the Serviced Mortgage Loans, and the Interim Servicer has agreed to do so, subject to the rights of the Bank (with the consent of the Master Servicer) to terminate the rights and obligations of the Interim Servicer hereunder at any time without cause in accordance with Section 11.02 of the Master Servicing Agreement and to the other conditions set forth herein.

         WHEREAS, the Bank and the Interim Servicer agree that the provisions of the Master Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement until the Transfer Date.

         WHEREAS, the Bank and the Interim Servicer agree that on the Transfer Date the Interim Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by the Bank herein.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Interim Servicer under this Agreement.

         WHEREAS, the Bank and the Interim Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Interim Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Master Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Master Servicing Agreement or Master Mortgage Loan Purchase Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank Trust, National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated May 1, 2002, between U.S. Bank Trust, National Association and the Trustee.

         3. Servicing Transfer Date. The Interim Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Master Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Master Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The parties hereto acknowledge and agree that the Transfer Date with respect to the Mortgage Loans is June 1, 2002. On such date, the Interim Servicer shall transfer all servicing of the Mortgage Loans in accordance with the Master Servicing Agreement and the Master Mortgage Loan Purchase Agreement to the successor servicer designated by the Bank. The Bank hereby designates Aurora Loan Services, Inc. ("ALS") to act as the Interim Servicer of the Mortgage Loans on and after the Transfer Date and to service such Mortgage Loans pursuant to an existing servicing agreement between the Bank and ALS.

         4. Servicing Fee. The parties hereto acknowledge that with respect to each Serviced Mortgage Loan and for each period of one full month during the period commencing with the Cut-off Date (as defined in the Trust Agreement) and ending with the Servicing Transfer Date (i.e., the date selected by mutual agreement of the parties for the transfer of the servicing of the Serviced Mortgage Loans to Aurora Loan Services Inc., but no later than June 1, 2002), the Servicing Fee for purposes of this Agreement shall equal one-twelfth of the product of (a) the Servicing Fee Rate of 0.25% and (b) the outstanding principal balance of each Serviced Mortgage Loan. Such fee shall be computed monthly on the same principal amount and period respecting which any related interest payment on such Serviced Mortgage Loan is computed. The obligation of the Trust Fund to pay such Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.04 of the Master Servicing Agreement) of the Monthly Payment collected by the Interim Servicer or as otherwise provided under
Section 2.04.

         5. Master Servicing; Termination of Interim Servicer. The Interim Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Interim Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2002-10H Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Bank under the Master Servicing Agreement to enforce the obligations of the Interim Servicer under the Master Servicing Agreement and the term "Purchaser" as used in the Master Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Interim Servicer under this Agreement upon the failure of the Interim Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article XI of the Master Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Bank under the Master Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither the Interim Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

             Aurora Loan Services Inc.
             2530 South Parker Road
             Suite 601
             Aurora, Colorado  80014
             Attention: E. Todd Whittemore, Master Servicing, SASCO 2002-10H
             Telephone: (303) 632-3422
             Telecopier: (303) 632-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

             JPMorgan Chase Bank
             New York, New York
             ABA#:  021-000-021
             Account Name: Aurora Loan Services Inc., Master Servicing Payment
                           Clearing Account
             Account No.: 066-611059
             Beneficiary: Aurora Loan Services Inc.
             For further credit to: SASCO 2002-10H

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

             LaSalle Bank National Association
             135 South LaSalle Street
             Suite 1625
             Chicago, Illinois 60603
             Attention: Asset Backed Securities SASCO 2002-10H
             Telephone: 312-904-7992
             Facsimile: 312-904-2084

         All notices required to be delivered to the Bank hereunder shall be delivered to the Bank at the following address:

             Lehman Brothers Bank, FSB
             399 Park Avenue, 11th Floor
             New York, New York  10022
             Attention: Gary Taylor
             Telephone: (212) 526-7527
             Facsimile: (212) 526-0323

         All notices required to be delivered to the Interim Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Executed as of the day and year first above written.

                                            LEHMAN BROTHERS BANK, FSB,
                                                 as Seller



                                            By:
                                               ---------------------------------
                                                 Name:  Gary Taylor
                                                 Title: Vice President


                                            GREENPOINT MORTGAGE FUNDING, INC.,
                                                 as Interim Servicer



                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By:
   ------------------------------------
     Name:  E. Todd Whittemore
     Title: Executive Vice President


LASALLE BANK NATIONAL ASSOCIATION,
     as Trustee

By:
    -----------------------------------
     Name:
     Title:

                                    EXHIBIT A

                 Modifications to the Master Servicing Agreement


1. A new definition of "Best Efforts" is hereby added to Article I to immediately follow the definition of "Agreement", to read as follows:

                  "Best Efforts": Efforts determined to be reasonably diligent by the Interim Servicer in its sole discretion. Such efforts do not require the Interim Servicer to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Interim Servicer to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

2. The definition of "Determination Date" in Article I is hereby amended in its entirety to read as follows:

                  "Determination Date": The fifteenth (15th) day of the calendar month of the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

3.       New definitions of "Due Date" and "Due Period" are hereby added to
         Article I to immediately follow the definition of "Determination Date", to read as follows:

                  "Due Date": The day of the month on which the scheduled monthly payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the monthly payment is due on the first day of the immediately succeeding month.

                  "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

4. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                           (i) direct obligations of, and obligations fully
                  guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                           (ii) federal funds, or demand and time deposits in,
                  certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                           (iii) repurchase agreements collateralized by Direct
                  Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                           (iv) securities bearing interest or sold at a
                  discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                           (v) commercial paper (including both
                  non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                           (vi) a Qualified GIC;

                           (vii) certificates or receipts representing direct
                  ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                           (viii) any other demand, money market, common trust
                  fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

5. A definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Fidelity Bond," to read as follows:

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

6. A definition of "Monthly Advance" is hereby added to Article I to immediately follow the definition of "LPMI Fee," to read as follows:

                  "Monthly Advance": With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Interim Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Interim Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Interim Servicer forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Interim Servicer which may support such determinations.

7. The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan": An individual servicing released Mortgage Loan which has been assigned by CCGI to the Bank and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

8. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from CCGI by Lehman Brothers Bank, FSB pursuant to the Master Mortgage Loan Purchase Agreement.

9. New definitions of "Prepayment Interest Shortfall Amount" and "Prepayment Period" are hereby added to Article I to immediately follow the definition of "PMI Policy", to read as follows:

                  "Prepayment Interest Shortfall Amount": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

                  "Prepayment Period": The second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

10. A new definition of "Principal Prepayment" is hereby added to Article I to immediately follow the definition of "Prime Rate", to read as follows:

                  "Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment."

11. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or
                  (iii) Lehman Brothers Bank, F.S.B., a federal savings bank.

12. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or other
                  corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Interim Servicer may exercise
                  all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then current
                  credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Interim Servicer, the Interim Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Interim Servicer's interest
                  therein shall be transferable to any successor Interim Servicer or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder and
                  accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

13. A new definition of "Rating Agency" is hereby added to Article I to immediately follow the definition of "Qualified Insurer", to read as follows:

                  "Rating Agency": Moody's Investors Service, Inc., Fitch Ratings or Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or any successor of the foregoing.

14. The definition of "Remittance Date" which is incorporated in this Agreement by reference to the Master Mortgage Loan Purchase Agreement is amended and restated in its entirety to read as follows:

                  "Remittance Date": The 18th day (or if the 18th day is not a Business Day, the first Business Day immediately following) of any month.

15. The definition of "Servicing Fee" in Article I is hereby amended and restated in its entirety to read as follows:

                  Servicing Fee: An amount equal to one-twelfth the product of
                  (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) of such Monthly Payment collected by the Interim Servicer or as otherwise provided under this Agreement.

16. A new definition of "Servicing Fee Rate" is hereby added to Article I to immediately follow the definition of "Servicing Fee", to read as follows:

                  Servicing Fee Rate:  A rate per annum equal to 0.25%.

17. Section 2.01 (Interim Servicer to act as Servicer) is hereby amended as follows:

                           (i) by deleting the first sentence of the second
                  paragraph of such section and replacing it with the following:

                  Consistent with the terms of this Agreement, the Bank may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Bank's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgement of the Bank, imminent, the Bank shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                           (ii) by adding the following to the end of the second
                  paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Interim Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the Master Servicing Agreement, the Interim Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

18. Section 2.02 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words "Continuously from the date hereof until the related Transfer Date" in the first line thereof to "Continuously from the Closing Date until the date the Mortgage Loan ceases to be subject to this Agreement".

19. Section 2.03 (Establishment of and Deposits to Custodial Account) is hereby amended by:

                           (i) replacing the words "Centre Capital Group, Inc.
                  Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2000-1 and various Mortgagors" with the words "the SASCO 2002-10H Trust Fund";

                           (ii) adding the words "including all Principal
                  Prepayments" at the end of clause (i) to such Section;

                           (iii) by replacing the period at the end of clause
                  (v) with a semicolon, and by adding the following new clauses
                  (vi) and (vii), to read as follows:

                                    (vi) all Monthly Advances made by the
                           Interim Servicer pursuant to Section 3.03; and

                                    (vii) any Prepayment Interest Shortfall
                           Amount.

20. Section 2.04 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting the word "and" at the end of clause (vi), by replacing the period at the end of clause (vii) with a semicolon and by adding the following new clauses (viii), (ix) and (x):

                                    (viii) to invest funds in the Custodial
                           Account in Eligible Investments in accordance with
                           Section 2.09;

                                    (ix) to reimburse itself for Monthly
                           Advances of the Interim Servicer's funds made pursuant to Section 3.03, the Interim Servicer's right to reimburse itself pursuant to this clause
                           (ix) with respect to any Mortgage Loan being limited to amounts received on or in respect of the related Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that, in the case of any such reimbursement, the Interim Servicer's right thereto shall be prior to the rights of the Trust Fund; and

                                    (x) to transfer funds to another Qualified
                           Depository in accordance with Section 2.09 hereof.

21. Section 2.05 (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words "Centre Capital Group, Inc. Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2000-1, and various Mortgagors" with "the SASCO 2002-10H Trust Fund."

22. Section 3.01 (Remittances) is hereby amended and restated in its entirety to read as follows:

                           On each Remittance Date the Interim Servicer shall
                  remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Sections 2.03 and 2.04), plus (b) all Monthly Advances, if any, which the Interim Servicer is obligated to make pursuant to Section 3.03, minus
                  (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.03(vii), and minus (d) any amounts attributable to scheduled monthly payments on the Mortgage Loans collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such monthly payment.

                           With respect to any remittance received by the Master
                  Servicer after the Business Day on which such payment was due, the Interim Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Interim Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Interim Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Interim Servicer.

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                             JPMorgan Chase Bank
                             New York, New York
                             ABA#:  021-000-021
                             Account Name: Aurora Loan Services Inc.,
                             Master Servicing Payment Clearing Account
                             Account Number:  066-611059
                             Beneficiary: Aurora Loan Services, Inc.
                             For further credit to: SASCO 2002-10H

23.      Section 3.02 (Statements to Purchaser) is hereby amended as follows:

                  (i) by replacing the first paragraph of such Section in its entirety by the following two (2) paragraphs:

                           Not later than the fifth Business Day each month (or
                  if such calendar day is not a Business Day, the immediately succeeding Business Day), the Interim Servicer shall furnish to the Master Servicer (a) a monthly remittance advice in the format set forth in Exhibit E-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit E-2 hereto (or in such other format mutually agreed upon by the Interim Servicer and Master Servicer) as to the accompanying remittance and the period ending on the last day of the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably accepted by the Master Servicer.

                  (ii) by replacing the last paragraph of such Section 3.02 in its entirety with the following paragraph:

                           Beginning with calendar year 2002, the Interim
                  Servicer shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2002 and the portion of subsequent tax years for which the Interim Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Interim Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

24. Section 3.03 (Principal and Interest Advances by Interim Servicer) is hereby deleted and replaced in its entirety by the following paragraph:

                   Section 3.03     Monthly Advances by Interim Servicer.

                           On the Business Day immediately preceding each
                  Remittance Date, the Interim Servicer shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 3.01. The Interim Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Interim Servicer deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Interim Servicer delivered to the Master Servicer.

                           Any amounts held for future distribution and so used
                  to make Monthly Advances shall be replaced by the Interim Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date.

25. The parties hereto acknowledge that Section 5.01 (Provision of Information) and Section 5.02 (Financial Statements; Servicing Facilities) are inapplicable to this Agreement.

26. A new Section 5.03 (Annual Independent Public Accountants Servicing Report) is hereby added to the Agreement to read as follows:

                  Section 5.03 Annual Audit Report.

                           On or before July 31st of each year, beginning with
                  July 31, 2002, Interim Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Interim Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and Master Servicer (i) year-end audited (if available) financial statements of the Interim Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Interim Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Interim Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

27.      A new Section 5.04 is hereby added to the Agreement to read as follows:

                  Section 5.04 Annual Officer's Certificate.

                           On or before July 31st of each year, beginning with
                  July 31, 2002, the Interim Servicer, at its own expense, will deliver to Lehman Brothers Bank, FSB and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Interim Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Interim Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Interim Servicer to remedy such default.

28. Section 6.02 (Termination Upon Transfer of Servicing; Termination Procedures) is hereby amended by replacing all references to "Purchaser" with "Lehman Brothers Bank, FSB."

29. Sections 8.01 (Indemnification) and 8.02 (Limitation on Liability of Interim Servicer and Others) is replaced by the following:

                           The Interim Servicer shall indemnify the Trust Fund,
                  the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Interim Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Interim Servicer immediately shall notify Lehman Brothers Bank, FSB, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such parties in respect of such claim. The Interim Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Interim Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Interim Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund shall indemnify the Interim Servicer
                  and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Interim Servicer may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                           In the event a dispute arises between an indemnified
                  party and the Interim Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

30. The first paragraph of Section 8.03 (Limitation on Resignation and Assignment by Interim Servicer) is hereby amended in its entirety to read as follows:

                           The Interim Servicer shall neither assign this
                  Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Interim Servicer shall be fully liable for such tasks as if the Interim Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties; provided, however, that the Interim Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Interim Servicer, and the Interim Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Interim Servicer, the Interim Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Interim Servicer's obligations under the Agreement.

31.      Section 11.01 (Events of Default) is hereby amended as follows:

         (a) Amending Subsection 11.01(f) in its entirety to read as follows:
         "the Interim Servicer at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Interim Servicer under this Agreement and replaced the Interim Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

         (b)      Replacing the last paragraph thereof with the following:

                           Upon receipt by the Interim Servicer of such written
                  notice, all authority and power of the Interim Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Lehman Brothers Bank, FSB and the Master Servicer. Upon written request from the Bank, the Interim Servicer shall prepare, execute and deliver to the successor entity designated by the Bank any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Interim Servicer's sole expense. The Interim Servicer shall cooperate with Lehman Brothers Bank, FSB and the Master Servicer and such successor in effecting the termination of the Interim Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Interim Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

32.      The parties hereto acknowledge that the word "Purchaser" in Section
         11.02 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

33. A new Section 11.03 (Termination Without Cause) is hereby added to read as follows:

                  Section 11.03 Termination Without Cause.

                           This Agreement shall terminate upon: (i) the
                  distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Trust Fund (or advances by the Interim Servicer for the same), (ii) mutual consent of the Interim Servicer, Lehman Brothers Bank, FSB and the Master Servicer in writing or (iii) at the sole option of the Lehman Brothers Bank, FSB, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Interim Servicer by registered mail to the address set forth at the beginning of this Agreement. The Master Servicer, the Trustee and the Interim Servicer shall comply with the termination procedures set forth in Sections
                  11.01 and 11.03.

                           In connection with any such termination referred to
                  in clause (ii) or (iii) above, Lehman Brothers Bank, FSB will be responsible for reimbursing the Interim Servicer for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

34. A new Section 11.04 (Successor to the Interim Servicer) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Interim
                  Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.03, 11.01 or 11.03, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Interim Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Interim Servicer under this Agreement with the termination of the Interim Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Interim Servicer that is not at that time a Interim Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Bank, FSB, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Interim Servicer under this Agreement. In the event that the Interim Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Interim Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Interim Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 11.04 and shall in no event relieve the Interim Servicer of the representations and warranties made pursuant to Article X shall be applicable to the Interim Servicer notwithstanding any such resignation or termination of the Interim Servicer, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Interim Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Interim Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Interim Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Interim Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Interim Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Interim Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Interim Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Interim Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Interim Servicer or termination of this Agreement pursuant to Sections 11.01 or 11.03 shall not affect any claims that the Master Servicer or the Trustee may have against the Interim Servicer arising out of the Interim Servicer's actions or failure to act prior to any such termination or resignation.

                           The Interim Servicer shall deliver within three (3)
                  Business Days to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Interim Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Interim Servicer.

                           Upon a successor's acceptance of appointment as such,
                  the Interim Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Interim Servicer or resignation of the Interim Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Interim Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Interim Servicer from its own funds without reimbursement.

35. A new Section 12.11 (Intended Third Party Beneficiaries) is hereby added to read as follows

                  Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Interim Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Interim Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                           Master Servicing Agreement


                              [See Exhibit #99.21]

                                    EXHIBIT C

                        Mortgage Loan Purchase Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                         Serviced Mortgage Loan Schedule

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                  STANDARD LAYOUT FOR MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no
decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                 Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals

                                      E-1-1


FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
                                                                                                 Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                           .00 IF PAIDOFF


                                      E-1-2

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

1.       Deal Identifier by Loan
2.       SBO Loan Number
3.       Loan Number
4.       Investor Loan Number
5.       Street Address
6.       City
7.       State
8.       Zip Code
9.       Original Loan Amount
10.      Origination Date
11.      First Payment Date
12.      Current Loan Amount
13.      Current Interest Rate
14.      Current P&I Payment Amount
15.      Scheduled Balance
16.      Scheduled Due Date
17.      Next Rate Adjustment Date
18.      Next Payment Adjustment Date
19.      Loan Term
20.      Loan Type
21.      Servicing Fee
22.      Product Type
23.      Property Type
24.      Ownership Code
25.      Actual Due Date
26.      Delinquency Status
27.      Reason for Default
28.      FC Flag
29.      Date Loan Reinstated
30.      FC Suspended Date
31.      Reason Suspended
32.      FC Start Date (referral date)
33.      Actual Notice of Intent Date
34.      Actual First Legal Date
35.      Date Bid Instructions Sent
36.      Date F/C Sale Scheduled
37.      Foreclosure Actual Sale Date
38.      Actual Redemption End Date
39.      Occupancy Status
40.      Occupancy Status Date
41.      Actual Eviction Start Date
42.      Actual Eviction Complete Date
43.      Loss Mit Workstation Status
44.      Loss Mit Flag
45.      Loss Mit Type
46.      Loss Mit Start Date
47.      Loss Mit Approval Date


                                      E-2-1

48.      Loss Mit Removal Date
49.      REO Flag
50.      Actual REO Start Date
51.      REO List Date
52.      REO List Price
53.      Date REO Offer Received
54.      Date REO Offer Accepted
55.      REO Scheduled Close Date
56.      REO Actual Closing Date
57.      REO Net Sales proceeds
58.      REO Sales Price
59.      Paid Off Code
60.      Paid in Full Date
61.      MI Certificate Number
62.      MI Cost
63.      Other Advance Expenses
64.      T&I Advances
65.      Interest Advances
66.      Liquidation Status
67.      BK Atty Fees & Costs
68.      FC Atty Fees & Costs
69.      Eviction Atty Fees & Costs
70.      Appraisal, BPO Costs
71.      Property Preservation Fees
72.      Actual  Claim Filed Date
73.      Actual Claim Amount Filed
74.      Claim Amount Paid
75.      Claim Funds Received Date
76.      Realized Gain or Loss
77.      BK Flag
78.      Bankruptcy Chapter
79.      Actual Bankruptcy Start Date
80.      Actual Payment Plan Start Date
81.      Actual Payment Plan End Date
82.      Date POC Filed
83.      Date Filed Relief/Dismissal
84.      Relief/Dismissal Hearing Date
85.      Date Relief/Dismissal Granted
86.      Post Petition Due Date
87.      Prepayment Flag
88.      Prepayment Waived
89.      Prepayment Premium Collected
90.      Partial Prepayment Amount Collected
91.      Prepayment Expiration Date
92.      Origination Value Date
93.      Origination Value Source
94.      Original Value Amount
95.      FC Valuation Amount
96.      FC Valuation Source
97.      FC Valuation Date
98.      REO Value Source


                                      E-2-2
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99.      REO  Value(As-is)
100.     REO  Repaired Value
101.     REO Value Date
102.     Investor/Security Billing Date Sent


                                      E-2-3